                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                               MAY 3, 2000




     The Annual Meeting of Stockholders of Logan County BancShares, Inc. will be held at Logan Bank and Trust Company's lobby at 3:00 p.m. on May 23, 2000, for the following purposes:

          1.  To elect Directors of the Corporation

          2. To transact such other business as may properly come before the meeting.


     Only stockholders of record at the close of business on March 24, 1999, are entitled to notice of and to vote at the meeting.

                          LOGAN COUNTY BANCSHARES, INC.
                                  P.O. BOX 597
                               WEST VIRGINIA 25601


                                   MAY 3, 2000



                                 PROXY STATEMENT


 SOLICIATION AND REVOCABILITY OF PROCESS

 This Proxy Statement is furnished in connection with the solication by the Board of Directors of Logan County BancShares, Inc. (Corporation) of proxies for the Annual Meeting of Stockholders of the Corporation to be held May 23, 2000, and any adjournment thereof. Shares represented by properly executed proxies which are received in the time and not revoked will be voted at the meeting in the manner described in the proxies. Any proxy may be revoked at any time before it is exercised.


 INFORMATION AS TO VOTING SECURITIES

 The Board of Directors has fixed the close of business on March 24, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the record date, 716,991 shares of Common Stock of the Corporation were outstanding and entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote.~


 ELECTION OF DIRECTORS

 The Board of Directors of the Corporation has, in accordance with the bylaws, fixed the number of Directors of the Corporation at not less than three. Accordingly, ten Directors are proposed to be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified. It is intended that shares represented by proxies solicited by the Board of Directors will, unless contrary instructions are given, be voted in favor of the election as Directors of the nominees listed below. If any nominee is unavailable for election, the shares may be voted for a substitute nominee. The following nominees have been proposed to serve as Directors of the Corporation. They are:


        NAME                  AGE               PRINCIPAL OCCUPATION                              BENEFICIALLY OWNED
        ----                  ---           -----------------------------------                   ------------------

Frank H. Oakley                85           Chairman, Bray & Oakley                                        46,659
                                            Insurance Agency, Inc.



Harvey Oakley                  79           President\Chairman of the                                 (A)  47,331
                                            Board, Logan County
                                            BancShares, Inc.; Attorney
                                            at Law; President\Chairman
                                            of the Board of Logan Bank
                                            and Trust

Clell Peyton                   63           Director, Logan Bank and                                       10,773
                                            Trust; Retired, Nationwide
                                            Insurance Company.

Earle B. Queen                 72           Director, Logan Bank and                                  (B)  19,255
                                            Trust; President, James
                                            Funeral Home.

LaVeta Jean Ray                68           Retired Counselor,                                        (C)   7,428
                                            Chapmanville High School.

William W. Wagner              67           Director, Logan Bank and                                  (D)  15,034
                                            Trust: Director and Executive
                                            Committee, United Bancshares;
                                            Former Chairman Eagle
                                            Bancorp, Inc.

Eddie Canterbury               51           Director and Executive Vice                               (E)   7,510
                                            President\CEO Logan County
                                            BancShares, Inc.; Director and
                                            Executive Vice President\CEO,
                                            Logan Bank and Trust.

Walter D. Vance                49           Vice President, Logan County                              (F)   4,569
                                            BancShares, Inc.; Vice
                                            President, Aracoma Drug
                                            Company.

Glenn T. Yost                  42           Director, Logan Bank and                                  (G)  28,963
                                            Trust; President, W.W. McDonald
                                            Land Co.; President, Triadelphia
                                            Land Co.; President, Bruce
                                            McDonald Holding Co.

David McCormick                52           Director, Logan Bank and Trust;                           (H)  38,058
                                            President, McCormick's, Inc.;
                                            President, Bodaco, Co.


(A)  Includes 6,705 shares jointly owned with spouse.

(B) Includes 18,000 shares owned by Earle B. Queen, Trust, 205 shares owned by Funeral Services, Inc. and 225 shares owned by Queen Brothers, Inc.

(C)  Includes 1,428 shares jointly owned with sister, Erma Ray Butcher.

(D)  Includes 654 shares jointly owned with spouse.

(E)  Includes 357 shares owned in IRA.

(F)  Includes 849 shares owned by Aracoma Drug Company.

(G) Includes 1,125 shares jointly owned with spouse; and 27,164 shares for which voting and investment powers are deemed; 20,625 shares owned by W.W. McDonald Land Company; 5,863 shares owned by Bruce McDonald Holding Company; 675 shares owned by Triadelphia Land Company.

(H)  Includes 37,908 shares owned by Bodaco, Co.


EXECUTIVE COMPENSION

     All Executive Officers of Logan County BancShares, Inc. were $5,200.00 in Director's fees during 1998.


OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors was not aware of any matters not referred to in the form proxy that would be presented for action at the meeting. If any other business comes before the meeting, the persons named in the proxy will have discretionary authority to vote the shares represented by them in accordance with their best judgement.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     All proposals must be submitted to the Board of Directors 30 days prior to the Annual Meeting of Stockholders.

                             NOTICE TO SHAREHOLDERS




The Annual Disclosure Statement, which contains certain financial information of Logan Bank and Trust Company, is available upon request.

Please contact the New Accounts Department at:

               Logan Bank and Trust Company
               43 Washington Avenue
               P.O. Box 597
               Logan, West Virginia 25601-0597
               Phone: (304) 752-1166

                                   SIGNATURES


     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       LOGAN COUNTY BANCSHARES, INC.
                                              (Registrant)


                                       _____________________________
                                       Eddie Canterbury
                                       Executive Vice President/CEO

                                       March 24, 2000


     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed on the dates indicated.


  SIGNATURE

Frank H. Oakley                        Director, President
Harvey Oakley                          Director, Chairman of the Board
Clell Peyton                           Director   By:_________________________
Earle B. Queen                         Director          Eddie Canterbury
Lavetta J. Ray                         Director          Attorney in Fact
Walter D. Vance                        Director          March 24, 2000
William W. Wagner



__________________________             Executive Vice President
Eddie Canterbury                         and Director
Director

                          LOGAN COUNTY BANCSHARES, INC.
                  Proxy for the Annual Meeting of Shareholders
                            To be Held May 23, 2000


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Harvey Oakley and Eddie Canterbury, or any of them, proxies or proxy of the undersigned with full power of substitution to vote, as designated below, the shares of the undersigned at the Annual Meeting of the Shareholders of Logan County BancShares, Inc. to be held at Logan Bank & Trust Company's office, Corner of Washington Avenue and Main Street, Logan, West Virginia, on May 23, 2000 at 3:00 p.m. and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present.

1.  Proposal to approve the nominated Board of Directors.

    (  )  FOR       (  )  AGAINST      (  )  ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business and on such other matters as may properly come before the meeting or any adjournments thereof.

     The shares as represented by this Proxy will be voted as specified by the undersigned. If no specification is made, this Proxy will be FOR Proposal.


Number of Shares: ________________     Date ___________,2000

----------------------------------     ---------------------

---------------------------------      ---------------------
        Certificate Name(s)                 Signature(s)


     Please sign in the manner in which your stock is registered. When signing as attorney, administrator, trustee or guardian, please give your full title as such. For joint accounts, each Joing Tenant should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.